Exhibit (32.1)

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer hereby certifies as to the Report on Form 10-Q/A of Met-Pro Corporation for the fiscal quarter ended July 31, 2007, that (i) the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro Corporation.

Dated: February 12, 2008	/s/ Raymond J. De Hont
Raymond J. De Hont
Chairman, Chief Executive Officer and President